                              KEMPER EQUITY FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 16, 1995


                    KEMPER BLUE CHIP FUND ("BLUE CHIP FUND")
                       KEMPER GROWTH FUND ("GROWTH FUND")
           KEMPER SMALL CAPITALIZATION EQUITY FUND ("SMALL CAP FUND")
                   KEMPER TECHNOLOGY FUND ("TECHNOLOGY FUND")
                 KEMPER TOTAL RETURN FUND ("TOTAL RETURN FUND")
              KEMPER VALUE PLUS GROWTH FUND ("VALUE+GROWTH FUND")

               120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated October 16, 1995. For Funds other than Value+Growth Fund, this is a revision of a Statement of Additional Information dated February 1, 1995. The prospectus may be obtained without charge from the Funds.


                               ------------------

                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   -----
          Investment Restrictions................................................. B-1
          Investment Policies and Techniques...................................... B-8
          Portfolio Transactions.................................................. B-14
          Investment Manager and Underwriter...................................... B-15
          Purchase and Redemption of Shares....................................... B-21
          Dividends and Taxes..................................................... B-22
          Performance............................................................. B-23
          Officers and Trustees................................................... B-36
          Shareholder Rights...................................................... B-39
          Value+Growth Fund--Report of Independent Auditors (September 20,
            1995)................................................................. B-40
          Value+Growth Fund--Statement of Net Assets (September 20, 1995)......... B-41
          Appendix -- Ratings of Fixed Income Investments......................... B-42

The financial statements appearing in each Fund's 1994 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.


KEF-13 10/95                                    (LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE BLUE CHIP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.


(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number
(4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)


(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Blue Chip Fund may not:

(i) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(ii) Invest for the purpose of exercising control or management of another issuer.

(iii) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(iv) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(v) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE GROWTH FUND AND THE VALUE+GROWTH FUND, EACH MAY NOT, AS A FUNDAMENTAL
POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Growth Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and neither Fund has a present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Growth Fund and the Value+Growth Fund, each may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable securities in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE SMALL CAP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Small Cap Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE TECHNOLOGY FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Technology Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment trusts.

THE TOTAL RETURN FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Total Return Fund may not:

(i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and in equity securities which are not readily marketable.

(ii) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(iii) Invest for the purpose of exercising control or management of another issuer.

(iv) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(v) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(vi) Invest more than 15% of its net assets in illiquid securities.

(vii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(viii) Invest in oil, gas, and other mineral leases.

(ix) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(x) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

(xi) Invest more than 10% of its total assets in securities of real estate investment funds.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds each may invest in put and call options but may not write
(sell) options. The Technology Fund may write (sell) covered call options and secured put options and may purchase put and call options. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. The Technology Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations ("eligible securities") having a value at least equal to the fluctuating market value of the optioned securities. The Technology Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write (for the Technology Fund) or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the money market investment. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the money market investment.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives and Policies"), the Funds may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus (for the Technology Fund) a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Technology Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds may purchase, and the Technology Fund may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Technology Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase, a Fund will maintain in a segregated account cash, U.S. Government securities or liquid high-grade debt obligations equal to the value of such contracts. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. A Fund segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities is added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. A Fund generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Fund currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. The Blue Chip Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, the Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

PORTFOLIO TRANSACTIONS

KFS is the investment manager for the Kemper Funds and KFS and its affiliates also furnish investment management services to other clients including Kemper Corporation and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. DVA is the investment manager for Kemper-Dreman Fund, Inc. and the sub-adviser for the Value+Growth Fund. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by KFS or DVA. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases. The Board of Trustees of each Fund believes that the benefits of KFS's and DVA's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

KFS and DVA, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement each Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that KFS and DVA may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and KFS or DVA. Any research benefits derived are available for all clients, including clients of affiliated companies. Since it is only supplementary to KFS's and DVA's own research efforts and must be analyzed and reviewed by KFS' and DVA's staff, the receipt of research information is not expected to materially reduce expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS and DVA may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by KFS and DVA, as well as to those firms that provide market, statistical and other research information to a Fund and KFS and DVA, although neither KFS nor DVA is not authorized to pay higher commissions or, in the case of principal trades, higher prices to firms that provide such services, except as described below.

KFS and DVA may in certain instances be permitted to pay higher brokerage commissions (not including principal trades) solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures that may be adopted by the Board of Trustees of each Fund, a Fund could pay a firm that provides research services to KFS or DVA commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if KFS or DVA determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or KFS's or DVA's overall responsibilities to the Fund or other clients. Not all of such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of KFS and its subsidiaries. The investment management fee paid by a Fund to KFS is not reduced because KFS or DVA receives these research services.


The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided or sales of Kemper Fund shares (except for the Value+Growth Fund, which commenced operations on October 16, 1995).


                                                             ALLOCATED TO FIRMS
                                                                  BASED ON
                                                             RESEARCH/SALES OF
                                                             KEMPER FUND SHARES
                   FUND                       FISCAL 1994      IN FISCAL 1994      FISCAL 1993    FISCAL 1992
-------------------------------------------   -----------    ------------------    -----------    -----------
Blue Chip..................................   $   565,000            98%           $ 1,128,000    $   592,000
Growth.....................................   $ 7,110,000            98%           $ 8,100,000    $ 4,224,000
Small Cap..................................   $ 2,782,000            86%           $ 2,740,000    $ 1,855,000
Technology.................................   $ 1,644,000            85%           $ 3,279,000    $ 2,814,000
Total Return...............................   $ 7,705,000            81%           $ 6,884,000    $ 4,236,000

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is each Fund's investment manager. Pursuant to investment management agreements, KFS acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of KFS), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. KFS has agreed to reimburse each Fund to the extent required by applicable state expense limitations should all operating expenses of each Fund, including the investment management fees of KFS but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. The Funds believe that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. Under such state expense limitation, custodian costs attributable to foreign securities that are in excess of similar domestic custodian costs are excluded from operating expenses.

The investment management agreements provide that KFS shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. The agreement for the Value+Growth Fund has an initial term ending March 1, 1997. Each Fund's investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Fund's become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.


The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below (except for the Value+Growth Fund, which commenced operations on October 16, 1995).


                           FUND                               FISCAL 1994     FISCAL 1993     FISCAL 1992
-----------------------------------------------------------   -----------     -----------     -----------
Blue Chip..................................................   $ 1,072,000       1,298,000         763,000
Growth.....................................................   $ 9,634,000       8,320,000       5,661,000
Small Cap..................................................   $ 3,746,000+      2,290,000++     2,447,000
Technology.................................................   $ 3,296,000       3,074,000       3,015,000
Total Return...............................................   $10,997,000       6,837,000       5,763,000

---------------
 + Fee was increased $499,000 from $3,247,000 base fee.

++ Fee was decreased from $2,392,000 base fee.

The Small Cap Fund pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Small Cap Fund will pay an additional monthly fee at an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .30% of the average daily net assets. Conversely, the compensation payable by the Small Cap Fund will be reduced by an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the

Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .30% of the average net assets. The total fee on an annual basis can range from .35% to .95% of average daily net assets. The Small Cap Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Small Cap Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by KFS. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of .35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Small Cap Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares' is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

Prior to May 31, 1994, the Blue Chip Fund paid KFS an investment management fee, payable monthly, at the annual rate of .65 of 1% of average daily net assets of the Fund. Prior to May 31, 1994, the Growth Fund and the Total Return Fund each paid KFS an investment management fee, payable monthly, at the annual rate of
 .65 of 1% of the first $200 million of average daily net assets, .55 of 1% of the next $300 million of average daily net assets and .45 of 1% of average daily net assets over $500 million. Prior to May 31, 1994, the Technology Fund paid KFS an investment management fee, payable monthly, at the annual rate of .60 of 1% of the first $200 million of average daily net assets, .50 of 1% of the next $300 million of average daily net assets and .40 of 1% of average daily net assets over $500 million.

VALUE+GROWTH FUND SUB-ADVISER. Dreman Value Advisors, Inc. ("DVA"), 10 Exchange Place, Jersey City, New Jersey 07302, is the sub-adviser for the value portion of the Value+Growth Fund. DVA is a wholly owned subsidiary of KFS. DVA will act as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and KFS.

Under the terms of the Sub-Advisory Agreement, DVA will manage the value portion of the Value+Growth Fund's portfolio and will provide such investment advice, research and assistance as KFS may, from time to time, reasonably request. DVA may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, DVA will receive from KFS a monthly fee at the annual rate of .25% of the Fund's average daily net assets. DVA permits any of its officers or employees to serve without compensation as trustees or officers of the Value+Growth Fund if elected to such positions.

The Sub-Advisory Agreement provides that DVA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVA in the performance of its duties or from reckless disregard by DVA of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement has an initial term ending March 1, 1997 and continues by its terms from year to year if such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by KFS, DVA or the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.


PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of KFS, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Before February 1, 1995, KFS was the principal underwriter and distributor.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.


CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted (except for the Value+Growth Fund, which commenced operations on October 16, 1995).


                                                                                                       COMMISSIONS
                                                                                 COMMISSIONS          PAID TO KEMPER
                                                   COMMISSIONS RETAINED          UNDERWRITER            AFFILIATED
             FUND                FISCAL YEAR          BY UNDERWRITER          PAID TO ALL FIRMS           FIRMS
------------------------------   -----------       --------------------       -----------------       --------------
Blue Chip.....................       1994               $   64,000                   398,000                68,000
                                     1993               $  130,000                 1,022,000               214,000
                                     1992               $  239,000                 5,827,000             1,563,000
Growth........................       1994               $  489,000                 3,861,000               591,000
                                     1993               $1,404,000                12,057,000             1,622,000
                                     1992               $3,126,000                34,418,000             6,739,000
Small Cap.....................       1994               $  182,000                 1,264,000               243,000
                                     1993               $  224,000                 4,669,000             1,148,000
                                     1992               $  278,000                 1,779,000               402,000
Technology....................       1994               $   43,000                   218,000                38,000
                                     1993               $   65,000                   250,000                37,000
                                     1992               $   86,000                   257,000                51,000
Total Return..................       1994               $  523,000                 4,036,000               693,000
                                     1993               $  620,000                 5,144,000               746,000
                                     1992               $  811,000                 9,003,000             1,972,000

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Funds and of KFS, the underwriter until February 1, 1995, in connection with the Rule 12b-1 Plans for the Class B and Class C Shares are set forth below (except for the Value+Growth Fund, which commenced operations on October 16, 1995). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                                                 OTHER DISTRIBUTION EXPENSES PAID
                                                                                                          BY UNDERWRITER
                         DISTRIBUTION   CONTINGENT           TOTAL                              ----------------------------------
                          FEES PAID      DEFERRED         COMMISSIONS          COMMISSIONS      ADVERTISING              MARKETING
  FUND CLASS B   FISCAL  BY FUND TO   SALES CHARGES   PAID BY UNDERWRITER  PAID BY UNDERWRITER      AND      PROSPECTUS  AND SALES
     SHARES      YEAR*   UNDERWRITER  TO UNDERWRITER       TO FIRMS        TO AFFILIATED FIRMS  LITERATURE    PRINTING   EXPENSES
---------------- ------  -----------  --------------  -------------------  -------------------  -----------  ----------  ---------
Blue Chip.......  1994   $     4,000         2,000            27,000               9,000            4,000       1,000       12,000
Growth..........  1994   $ 1,794,000       534,000         1,282,000             122,000          106,000      28,000      662,000
Small Cap.......  1994   $   390,000       104,000           487,000              61,000           43,000      11,000      251,000
Technology......  1994   $     4,000            --            29,000              11,000            3,000          --        8,000
Total Return....  1994   $ 3,909,000     1,158,000         2,376,000             329,000          220,000      73,000    1,401,000


                    MISC.
  FUND CLASS B    OPERATING  INTEREST
     SHARES       EXPENSES   EXPENSES
----------------  ---------  --------
Blue Chip.......     5,000      1,000
Growth..........    80,000     95,000
Small Cap.......    31,000     75,000
Technology......     4,000      1,000
Total Return....   179,000    378,000

---------------
* Class B shares were first offered on May 31, 1994.

                                                                                           OTHER DISTRIBUTION EXPENSES PAID BY
                                                          TOTAL          DISTRIBUTION                  UNDERWRITER
                                     DISTRIBUTION      DISTRIBUTION       FEES PAID       --------------------------------------
                                      FEES PAID         FEES PAID       BY UNDERWRITER    ADVERTISING                  MARKETING
   FUND CLASS C        FISCAL          BY FUND        BY UNDERWRITER    TO AFFILIATED         AND        PROSPECTUS    AND SALES
       SHARES          YEAR**       TO UNDERWRITER       TO FIRMS           FIRMS         LITERATURE      PRINTING     EXPENSES
------------------   -----------    --------------    --------------    --------------    -----------    ----------    ---------
Blue Chip.........       1994           $   --                --                --           1,000             --         2,000
Growth............       1994           $2,000             2,000             1,000           3,000          1,000        16,000
Small Cap.........       1994           $1,000             1,000                --           2,000          1,000        12,000
Technology........       1994           $   --                --                --              --             --         1,000
Total Return......       1994           $3,000             3,000             1,000           5,000          2,000        32,000


                      MISC.
   FUND CLASS C     OPERATING    INTEREST
       SHARES       EXPENSES     EXPENSES
------------------  ---------    --------
Blue Chip.........    2,000           --
Growth............    2,000           --
Small Cap.........    2,000           --
Technology........    1,000           --
Total Return......    5,000        1,000

---------------
** Class C shares were first offered on May 31, 1994.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to .25 of 1% of average daily net assets of each class of each Fund. Before February 1, 1995, KFS was the administrator.

KDI has entered into related arrangements with various financial services firms, such as broker-dealers or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays each firm a service fee, payable quarterly, at an annual rate of up to .25 of 1% of the net assets in Fund accounts that it maintains and services attributable to Class A, Class B and Class C shares, respectively, in each case commencing with the month after investment (month of investment for Class C shares); provided, however, KDI may advance the first year service fee as described in the prospectus under "Investment Manager and Underwriter." Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Fund (except for the Value+Growth Fund, which commenced operations on October 16, 1995).


                                         ADMINISTRATIVE SERVICE FEES
                                                 PAID BY FUND                   SERVICE FEES             SERVICE FEES
                                      ----------------------------------    PAID BY ADMINISTRATOR    PAID BY ADMINISTRATOR
        FUND           FISCAL YEAR     CLASS A       CLASS B     CLASS C          TO FIRMS            TO AFFILIATED FIRMS
--------------------   -----------    ----------    ---------    -------    ---------------------    ---------------------
Blue Chip...........       1994*      $  407,000        2,000        --             413,000                  92,000
                           1993       $  476,000            *         *             476,000                 129,000
                           1992       $  262,000            *         *             262,000                  74,000
Growth..............       1994*      $3,628,000      553,000     1,000           4,347,000                 618,000
                           1993       $3,740,000            *         *           3,740,000                 627,000
                           1992       $2,264,000            *         *           2,264,000                 434,000
Small Cap...........       1994*      $1,066,000      124,000        --           1,212,000                 321,000
                           1993       $  935,000            *         *             935,000                 292,000
                           1992       $  705,000            *         *             705,000                 250,000
Technology..........       1994*      $  873,000        1,000        --             885,000                  83,000
                           1993       $  820,000            *         *             820,000                  81,000
                           1992       $  766,000            *         *             766,000                  67,000
Total Return........       1994*      $3,635,000    1,212,000     1,000           5,063,000                 959,000
                           1993       $3,159,000            *         *           3,159,000                 869,000
                           1992       $2,603,000            *         *           2,603,000                 773,000

---------------
* Class B and Class C shares were first offered on May 31, 1994.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of a Fund are also directors or officers of KFS or KDI as indicated under "Officers and Trustees."

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of KFS, serves as "Shareholder Service Agent." IFTC receives an annual fee as custodian for each Fund, payable monthly, at a rate of $.10 per $1,000 of average monthly net assets of each Fund plus certain transaction charges and out-of-pocket expense reimbursement. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1994 fiscal year, the custodian and transfer agent fees paid to IFTC

(excluding related expenses) and the shareholder service fees IFTC remitted to KSvC. Prior to February 1, 1995, IFTC was 50% owned by KFS. As noted previously, the Value+Growth Fund commenced operations on October 16, 1995.


                                                                           FEES PAID BY     FEES IFTC
                                  FUND                                     FUND TO IFTC    PAID TO KSVC
                                                                           ------------    ------------
Blue Chip...............................................................    $   632,000         625,000
Growth..................................................................    $ 5,388,000       5,284,000
Small Cap...............................................................    $ 1,595,000       1,561,000
Technology..............................................................    $   643,000         613,000
Total Return............................................................    $ 5,775,000       5,646,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE AND REDEMPTION OF SHARES

As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus. The redemption within one year of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege described in the prospectus may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares" in the prospectus). Redemption of Class B shares may be subject to a contingent deferred sales charge. When a Fund is asked to redeem shares for which it may not yet have received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Growth, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify (or for the Value+Growth Fund, intends to qualify) as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. A Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts and futures contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under
Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares would be reduced if such charge were included. Total return figures for Class A shares for various periods are set forth in the tables below.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.


The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates. As indicated previously, the Value+Growth Fund commenced operations on October 16, 1995.

                       BLUE CHIP FUND -- OCTOBER 31, 1994

                 Initial                    Income                                     Ending     Percentage
     TOTAL       $10,000    Capital Gain  Dividends      Ending       Percentage       Value       Increase   Dow Jones   Standard
    RETURN      Investment   Dividends    Reinvested      Value        Increase     (unadjusted)  (unadjusted) Industrial & Poor's
     TABLE         (1)       Reinvested      (2)      (adjusted)(1)  (adjusted)(1)      (1)          (1)      Average(3)   500(4)
--------------- ----------  ------------  ----------  -------------  -------------  ------------  ----------  ----------  --------
                                                          CLASS A SHARES
Life of Fund(+)  $ 12,911      $1,078       $2,648       $16,637          66.4%       $ 17,654       76.5%       169.6%     156.0%
Five Years         11,545         915        1,661        14,121          41.2          14,976       49.8         73.2       62.0
One Year            8,371         200          492         9,063          (9.4)          9,618       (3.8)         9.2        3.9
Year to Date        9,086           0           53         9,139          (8.6)          9,697       (3.0)         6.5        3.6
                                                          CLASS B SHARES
Life of
 Fund(++)        $  9,992      $    0       $   50       $ 9,642          (3.6)%      $ 10,042        0.4%         5.2%       4.6%
                                                          CLASS C SHARES
Life of
 Fund(++)        $ 10,016      $    0       $   51            --            --        $ 10,067        0.7%         5.2%       4.6%

                           Russell     Lipper      U.S.
     TOTAL       Consumer  1000(R)     Growth    Treasury
    RETURN        Price     Growth   and Income    Bill
     TABLE       Index(5)  Index(6)   Fund(7)    Index(8)
---------------  --------  --------  ----------  --------
                       CLASS A SHARES
Life of Fund(+)    29.6%     161.9%     144.3%     47.3%
Five Years         19.0       65.9       61.1      27.7
One Year            2.6        5.4        3.1       3.9
Year to Date        2.5        4.3        2.4       2.3
                       CLASS B SHARES
Life of
 Fund(++)           1.4%       7.0%       3.2%      2.3%
                       CLASS C SHARES
Life of
 Fund(++)           1.4%       7.0%       3.2%      2.3%

                                                                                                  Lipper
                                                                                       Russell    Growth      U.S.
      AVERAGE ANNUAL    Fund      Fund      Fund     Dow Jones   Standard   Consumer   1000(R)      and     Treasury
       TOTAL RETURN    Class A   Class B   Class C   Industrial  & Poor's    Price      Growth    Income      Bill
          TABLE        Shares    Shares    Shares    Average(3)   500(4)    Index(5)   Index(6)   Fund(7)   Index(8)
     ----------------  -------   -------   -------   ---------   --------   --------   --------   -------   --------
     Life of Fund(+)      7.6%       --       --        15.4%      14.6%       3.8%      14.9%      13.8%      5.7%
     Life of Fund(++)      --      (8.4)%    1.6%       13.0       11.4        3.3       17.6        7.9       5.6
     Five Years           7.2        --       --        11.6       10.1        3.6       10.7       10.0       5.0
     One Year            (9.4)       --       --         9.2        3.9        2.6        5.4        3.1       3.9

---------------

(+)  Since November 23, 1987 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                       GROWTH FUND -- SEPTEMBER 30, 1994

                   Initial      Capital       Income         Ending       Percentage      Ending      Percentage
      TOTAL        $10,000        Gain      Dividends        Value         Increase       Value        Increase      Dow Jones
     RETURN       Investment   Dividends    Reinvested     (adjusted)     (adjusted)   (unadjusted)  (unadjusted)    Industrial
      TABLE          (1)       Reinvested      (2)            (1)            (1)           (1)           (1)         Average(3)
----------------- ----------   ----------   ----------     ----------     ----------   ------------  ------------    ---------
                                                          CLASS A SHARES
Life of Fund(+)    $ 24,169     $ 153,191    $ 74,415       $ 251,775       2,417.8%     $267,260       2,572.6%      1,312.3%
Fifteen Years        10,967        38,696      17,805          67,468         574.7        71,597         616.0         730.7
Ten Years             9,563        16,401       7,564          33,528         235.3        35,581         255.8         355.7
Five Years           12,445         1,892         958          15,295          53.0        16,232          62.3          67.4
One Year              7,948           537          53           8,538         (14.6)        9,061          (9.4)         11.1
Year to Date          8,917             0           0           8,917         (10.8)        9,459          (5.4)          4.5
                                                          CLASS B SHARES
Life of Fund(++)   $  9,832     $       0    $      0       $   9,439          (5.6)%    $  9,832          (1.7)%         3.2%
                                                          CLASS C SHARES
Life of Fund(++)   $  9,840     $       0    $      0              --            --      $  9,840          (1.6)%         3.2%

                                           Russell                  U.S.
      TOTAL        Standard   Consumer     1000(R)     Lipper     Treasury
     RETURN        & Poor's    Price        Growth     Growth       Bill
      TABLE         500(4)    Index(5)     Index(6)    Fund(9)    Index(8)
-----------------  --------   --------     --------    -------    --------
                                CLASS A SHARES
Life of Fund(+)    1,474.6 %    365.4%           *      965.0%      587.1%
Fifteen Years        664.4      100.3        577.7%     563.0       205.0
Ten Years            289.9       42.3        282.9      261.2        79.7
Five Years            54.7       19.5         59.2       55.4        27.7
One Year               3.7        3.0          5.8        1.3         3.9
Year to Date           1.3        2.5          1.9       (0.7)        2.3
                                CLASS B SHARES
Life of Fund(++)       2.3 %      1.3%         4.5%       1.3%        2.3%
                                CLASS C SHARES
Life of Fund(++)       2.3 %      1.3%         4.5%       1.3%        2.3%

                                                                Dow                                 Russell
      AVERAGE ANNUAL       Fund        Fund        Fund        Jones        Standard     Consumer   1000(R)      Lipper
       TOTAL RETURN       Class A     Class B     Class C    Industrial     & Poor's      Price      Growth      Growth
          TABLE           Shares      Shares      Shares     Average(3)      500(4)      Index(5)   Index(6)     Fund(9)
     ----------------     -------     -------     -------    ----------     --------     --------   --------     -------
      Life of Fund(+)       12.0%         --          --         9.7%         10.2%         5.5%         *          8.7%
      Life of
       Fund(++)               --       (15.9)%      (4.7)%      10.0           7.1          3.9       14.2%         4.0
      Fifteen Years         13.6          --          --        15.2          14.5          4.7       13.6         13.4
      Ten Years             12.9          --          --        16.4          14.6          3.6       14.4         13.7
      Five Years             8.9          --          --        10.9           9.1          3.6        9.7          9.2
      One Year             (14.6)         --          --        11.1           3.7          3.0        5.8          1.3

                         U.S.
      AVERAGE ANNUAL   Treasury
       TOTAL RETURN      Bill
          TABLE        Index(8)
     ----------------  --------
      Life of Fund(+)     7.0%
      Life of
       Fund(++)           7.0
      Fifteen Years       7.7
      Ten Years           6.0
      Five Years          5.0
      One Year            3.9

---------------

 *  Data not available.

(+)  Since April 4, 1966 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                      SMALL CAP FUND -- SEPTEMBER 30, 1994

                   Initial                         Income         Ending       Percentage       Ending       Percentage
     TOTAL        $10,000      Capital Gain     Dividends        Value         Increase        Value         Increase     Dow Jones
     RETURN      Investment     Dividends       Reinvested     (adjusted)     (adjusted)    (unadjusted)   (unadjusted)   Industrial
     TABLE          (1)         Reinvested         (2)            (1)            (1)            (1)            (1)        Average(3)
----------------------------    ------------     ----------     ----------     ----------    ------------   ------------   ---------
                                                          CLASS A SHARES
Life of Fund(+)    $ 27,406       $110,161        $ 40,791       $178,358        1,683.6%      $189,059        1,790.6%     1,198.6%
Fifteen Years        16,841         44,885          15,032         76,758          667.6         81,841          718.4        730.7
Ten Years            11,930         17,123           4,805         33,858          238.6         35,939          259.4        355.7
Five Years           11,620          3,944             991         16,555           65.6         17,575           75.8         67.4
One Year              8,494            500              29          9,023           (9.8)         9,569           (4.3)        11.1
Year to Date          9,179              0               0          9,179           (8.2)         9,732           (2.7)         4.5
                                                          CLASS B SHARES
Life of Fund(++)   $ 10,230       $      0        $      0       $  9,830           (1.7)%     $ 10,230            2.3%         3.2%
                                                          CLASS C SHARES
Life of Fund(++)   $ 10,212       $      0        $      0             --             --       $ 10,212            2.1%         3.2%

                                                         Russell
      TOTAL         Standard     Consumer    Wilshire    1000(R)
      RETURN        & Poor's      Price      Mid Cap      Growth
      TABLE          500(4)      Index(5)   Growth(10)   Index(6)
------------------  --------     --------   ----------   --------
                             CLASS A SHARES
Life of Fund(+)     1,202.5 %      317.3%          *           *
Fifteen Years         664.4        100.3       677.3%      577.7%
Ten Years             289.9         42.3       251.6       282.9
Five Years             54.7         19.5        71.5        59.2
One Year                3.7          3.0         5.9         5.8
Year to Date            1.3          2.5         1.4         1.9
                             CLASS B SHARES
Life of Fund(++)        2.3 %        1.3%        4.8%        4.5%
                             CLASS C SHARES
Life of Fund(++)        2.3 %        1.3%        4.8%        4.5%

                                                                 Dow                                                  Russell
    AVERAGE ANNUAL      Fund         Fund         Fund          Jones        Standard      Consumer     Wilshire      1000(R)
     TOTAL RETURN      Class A      Class B      Class C      Industrial     & Poor's       Price       Mid Cap        Growth
         TABLE         Shares       Shares       Shares       Average(3)      500(4)       Index(5)    Growth(10)     Index(6)
------------------------------      -------      -------      ----------     --------      --------    ----------   ------------
Life of Fund(+)          11.9%          --          --           10.5%         10.6%          5.7%          --             *
Life of Fund(++)           --         (5.0)%       6.4%          10.0           7.1           3.9          4.8%         14.2%
Fifteen Years            14.6           --          --           15.2          14.5           4.7         14.7          13.6
Ten Years                13.0           --          --           16.4          14.6           3.6         13.4          14.4
Five Years               10.6           --          --           10.9           9.1           3.6         11.4           9.7
One Year                 (9.8)          --          --           11.1           3.7           3.0          5.9           5.8

---------------

 *  Data not available.
(+)  Since February 20, 1969 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.

                      TECHNOLOGY FUND -- OCTOBER 31, 1994

                   Initial                          Income         Ending       Percentage        Ending         Percentage
      TOTAL        $10,000       Capital Gain     Dividends        Value         Increase         Value           Increase
     RETURN       Investment      Dividends       Reinvested     (adjusted)     (adjusted)     (unadjusted)     (unadjusted)
      TABLE          (1)          Reinvested         (2)            (1)            (1)             (1)              (1)
----------------- ----------     ------------     ----------     ----------     ----------     ------------     ------------
                                                          CLASS A SHARES
Life of Fund(+)    $ 48,524       $ 1,882,535      $ 406,722     $2,337,781      23,277.8%      $ 2,478,988       24,689.9%
Twenty-five Years    12,722            94,680         19,047        126,449       1,164.5           134,167        1,241.7
Fifteen Years        11,297            48,434          7,549         67,280         572.8            71,419          614.2
Ten Years             9,207            21,919          2,701         33,827         238.3            35,896          259.0
Five Years           10,638             6,617            627         17,882          78.8            18,970           89.7
One Year             10,150               686              0         10,836           8.4            11,495           15.0
Year to Date         10,648                 0              0         10,648           6.5            11,297           13.0

                                                          CLASS B SHARES
Life of Fund(++)   $ 11,461       $         0      $       0     $   11,061          10.6%      $    11,461           14.6%

                                                          CLASS C SHARES
Life of Fund(++)   $ 11,461       $         0      $       0             --            --       $    11,461           14.6%

                                                          Russell
      TOTAL        Dow Jones      Standard     Consumer   1000(R)
     RETURN        Industrial     & Poor's      Price      Growth
      TABLE        Average(3)      500(4)      Index(5)   Index(6)
-----------------  ----------     --------     --------   --------
                            CLASS A SHARES
Life of Fund(+)     16,509.9%     19,634.1%      510.2%         *
Twenty-five Years    1,265.3       1,215.7       300.8          *
Fifteen Years          806.8         735.1        98.8      637.8%
Ten Years              362.0         297.1        42.0      289.2
Five Years              73.2          62.0        19.0       65.9
One Year                 9.2           3.9         2.6        5.4
Year to Date             6.5           3.6         2.5        4.3
                            CLASS B SHARES
Life of Fund(++)         5.2%          4.6%        1.4%       7.0%
                            CLASS C SHARES
Life of Fund(++)         5.2%          4.6%        1.4%       7.0%

                                                                                                    Russell
 AVERAGE ANNUAL        Fund        Fund        Fund       Dow Jones     Standard     Consumer       1000(R)
  TOTAL RETURN        Class A     Class B     Class C     Industrial    & Poor's      Price          Growth
      TABLE           Shares      Shares      Shares      Average(3)     500(4)      Index(5)       Index(6)
-----------------     -------     -------     -------     ---------     --------     --------     ------------
Life of Fund(+)         12.6%         --          --         11.7%        12.1%         4.0%             *
Life of Fund(++)          --        27.4%       38.7%        13.0         11.4          3.3           17.6%
Twenty-five Years       10.7          --          --         11.0         10.9          5.7              *
Fifteen Years           13.6          --          --         15.8         15.2          4.7           14.3
Ten Years               13.0          --          --         16.5         14.8          3.6           14.6
Five Years              12.3          --          --         11.6         10.1          3.6           10.7
One Year                 8.4          --          --          9.2          3.9          2.6            5.4

---------------

 *   Data not available.

(+)  Since September 7, 1948 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                     TOTAL RETURN FUND -- OCTOBER 31, 1994

                               Initial      Capital       Income        Ending       Percentage   Ending       Percentage    Dow
           TOTAL               $10,000        Gain       Dividends       Value       Increase      Value       Increase     Jones
          RETURN               Investment   Dividends    Reinvested    (adjusted)    (adjusted) (unadjusted) (unadjusted) Industrial
           TABLE                 (1)        Reinvested      (2)           (1)          (1)          (1)          (1)      Average(3)
---------------------------    --------     --------     ---------     ---------     -------     ---------     -------     -------
                                                          CLASS A SHARES
Life of Fund(+)                $ 21,564     $ 94,585     $ 146,524     $ 262,673     2,526.7%    $ 278,863     2,688.6%    1,677.4%
Twenty-five Years                19,655       58,024        89,631       167,310     1,573.1       177,468     1,674.7     1,265.3
Fifteen Years                    15,826       20,403        27,937        64,166       541.7        68,073       580.7       806.8
Ten Years                        13,169        6,557         8,646        28,372       183.7        30,092       200.9       362.0
Five Years                       10,282        1,998         2,411        14,691        46.9        15,589        55.9        73.2
One Year                          7,634          703           338         8,675       (13.3)        9,208        (7.9)        9.2
Year to Date                      8,618            0           152         8,770       (12.3)        9,307        (6.9)        6.5
                                                          CLASS B SHARES
Life of Fund(++)               $  9,838     $      0     $      56     $   9,501        (5.0)%   $   9,894        (1.1)%       5.2%
                                                          CLASS C SHARES
Life of Fund(++)               $  9,838     $      0     $      57            --          --     $   9,895        (1.1)%       5.2%

                             Standard              Russell
           TOTAL                &        Consumer  1000(R)   Lipper    Lehman Bros.
          RETURN             Poor's      Price     Growth    Balanced  Gov't/Corp.
           TABLE             500(4)      Index(5)  Index(6)  Fund(11)   Index(12)
---------------------------  -------     -----     -----     -----     ------------
                                              CLASS A SHARES
Life of Fund(+)              1,859.5%    383.8%        *         *             *
Twenty-five Years            1,215.7     300.8         *         *             *
Fifteen Years                  735.1      98.8     637.8%    486.6%        372.3%
Ten Years                      297.1      42.0     289.2     207.1         162.4
Five Years                      62.0      19.0      65.9      53.4          45.8
One Year                         3.9       2.6       5.4      (0.6)         (4.6)
Year to Date                     3.6       2.5       4.3      (0.7)         (4.0)
                                              CLASS B SHARES
Life of Fund(++)                 4.6%      1.4%      7.0%      1.4%          0.2%
                                              CLASS C SHARES
Life of Fund(++)                 4.6%      1.4%      7.0%      1.4%          0.2%

     AVERAGE                                                                                         Russell
      ANNUAL           Fund        Fund        Fund       Dow Jones     Standard     Consumer        1000(R)         Lipper
   TOTAL RETURN       Class A     Class B     Class C     Industrial    & Poor's      Price          Growth         Balanced
      TABLE           Shares      Shares      Shares      Average(3)     500(4)      Index(5)       Index(6)        Fund(11)
------------------    -------     -------     -------     ---------     --------     --------     -------------     --------
Life of Fund(+)         11.3%         --          --          9.8%        10.2%         5.3%              *              *
Life of Fund(++)          --       (11.6)%      (2.5)%       13.0         11.4          3.3            17.6%           3.4%
Twenty-five Years       11.9          --          --         11.0         10.9          5.7               *              *
Fifteen Years           13.2          --          --         15.8         15.2          4.7            14.3           12.5
Ten Years               11.0          --          --         16.5         14.8          3.6            14.6           11.9
Five Years               8.0          --          --         11.6         10.1          3.6            10.7            8.9
One Year               (13.3)         --          --          9.2          3.9          2.6             5.4           (0.6)

     AVERAGE
      ANNUAL        Lehman Bros.
   TOTAL RETURN     Gov't/Corp.
      TABLE          Index(12)
------------------  ------------
Life of Fund(+)            *
Life of Fund(++)         0.4%
Twenty-five Years          *
Fifteen Years           10.9
Ten Years               10.1
Five Years               7.8
One Year                (4.6)

---------------
 *   Data not available.
(+)  Since March 2, 1964 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.

                            FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares since they do not have an initial or contingent deferred sales charge.
(2) Includes short-term capital gain dividends, if any.
(3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems and Lipper Analytical Services, Inc.
(4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems and Lipper Analytical Services, Inc.
(5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
(6) The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
(7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth and income investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges.
(8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
(9) The Lipper Growth Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales changes.
(10) The Wilshire Mid Cap Growth Index is a market capitalization-weighted index including domestic equity securities chosen from the Wilshire Mid-Cap 750 which exhibit growth characteristics. Assumes reinvestment of dividends. Source is Wilshire Associates Incorporated.
(11) The Lipper Balanced Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc., New York, New York. The largest mutual funds within the Lipper "balanced investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges.

(12) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is CDA Investment Technologies, Inc., Silver Spring, Maryland.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National IndexTM for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund, such as the Total Return Fund, to the performance of a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). See the footnotes above for a more complete description of these indexes. The Total Return Fund may invest in both equity and fixed income securities. The percentage of assets invested in each type of security will vary from time to time in the discretion of the Fund's investment manager and will not necessarily approximate the 60%/40% weighting of this hypothetical index.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund (except the Value+Growth Fund), which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1994.

                                          BLUE CHIP FUND (11/23/87)
                 --------DIVIDENDS---------       -------CUMULATIVE VALUE OF SHARES ACQUIRED--------
                   ANNUAL           ANNUAL                                      REINVESTED
    YEAR           INCOME        CAPITAL GAIN                    REINVESTED      CAPITAL
   ENDED          DIVIDENDS       DIVIDENDS        INITIAL         INCOME          GAIN         TOTAL
   12/31         REINVESTED*      REINVESTED      INVESTMENT     DIVIDENDS*     DIVIDENDS       VALUE
------------------------------------------------------------------------------------------------------
    1987            $   0            $  0          $  9,519        $    0         $    0       $ 9,519
    1988              339               0             8,545           342              0         8,887
    1989              220               0            10,650           659              0        11,309
    1990              134               0            10,776           806              0        11,582
    1991              531             712            14,284         1,657            786        16,727
    1992              185               0            13,949         1,810            768        16,527
    1993              897             374            13,392         2,647          1,118        17,157
    1994              269              27            12,472         2,733          1,068        16,273
------------------------------------------------------------------------------------------------------


                                 GROWTH FUND (4/4/66)
              ------DIVIDENDS------  ------CUMULATIVE VALUE OF SHARES ACQUIRED------
                          ANNUAL
              ANNUAL     CAPITAL                                REINVESTED
    YEAR      INCOME       GAIN                    REINVESTED    CAPITAL
    ENDED     DIVIDENDS  DIVIDENDS    INITIAL       INCOME        GAIN          TOTAL
    12/31     REINVESTED* REINVESTED  INVESTMENT   DIVIDENDS*   DIVIDENDS       VALUE

    -----------------------------------------------------------------------------------
     1966     $    0     $      0     $  8,920     $      0     $       0     $   8,916
     1967         75          954       13,165           77           984        14,220
     1968        121        1,278       15,103          211         2,371        17,684
     1969        242          836       12,897          410         2,862        16,168
     1970        306            0       12,137          726         2,692        15,548
     1971        313          652       13,794        1,143         3,757        18,692
     1972        280          765       13,907        1,419         4,544        19,876
     1973        322            0       11,089        1,471         3,622        16,174
     1974        384            0        7,779        1,383         2,541        11,698
     1975        368            0       10,809        2,295         3,530        16,626
     1976        376            0       13,689        3,303         4,471        21,452
     1977        383            0       13,757        3,715         4,495        21,963
     1978        661          572       15,439        4,827         5,613        25,879
     1979        852        3,998       18,775        6,772        10,900        36,439
     1980      1,097        5,842       23,439        9,656        19,407        52,502
     1981      1,053        2,201       19,253        8,955        18,257        46,465
     1982      1,364        1,691       23,346       12,515        24,081        59,942
     1983      4,257        5,471       25,476       17,849        31,659        74,984
     1984      1,772        6,113       20,973       16,409        32,242        69,624
     1985      2,313        8,923       22,822       20,376        45,166        88,364
     1986      3,785       22,963       18,803       20,481        60,930       100,214
     1987     12,643       22,692       13,065       26,916        65,975       105,956
     1988      3,977            0       13,963       32,949        70,505       117,417
     1989      2,844            0       17,907       45,201        90,420       153,528
     1990      2,898        6,132       17,495       47,095        94,866       159,456
     1991      7,496        5,963       27,552       82,490       156,017       266,059
     1992        542          542       27,009       81,412       153,492       261,913
     1993      1,631       16,494       25,552       78,674       161,958       266,184
     1994          0        3,505       23,701       72,977       153,770       250,448
    -----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                            SMALL CAP FUND (2/20/69)

    ---------------DIVIDENDS-----------  -----CUMULATIVE VALUE OF SHARES ACQUIRED------
                          ANNUAL
              ANNUAL     CAPITAL                                REINVESTED
    YEAR      INCOME       GAIN                    REINVESTED    CAPITAL
    ENDED     DIVIDENDS  DIVIDENDS    INITIAL       INCOME        GAIN          TOTAL
    12/31     REINVESTED* REINVESTED  INVESTMENT   DIVIDENDS*   DIVIDENDS       VALUE


    -----------------------------------------------------------------------------------
     1969     $   94     $      0     $  9,179     $     95     $       0     $   9,274
     1970        172            0        8,924          275             0         9,199
     1971        117          243       10,868          463           267        11,598
     1972        121          634       10,925          583           890        12,398
     1973        193            0        7,745          615           631         8,991
     1974        197            0        4,953          585           403         5,941
     1975        192            0        7,585        1,096           618         9,299
     1976        162            0        9,915        1,605           808        12,328
     1977        223            0       10,981        2,007           895        13,883
     1978        358        1,527       11,548        2,469         2,471        16,488
     1979      1,455        1,845       14,009        4,521         4,932        23,462
     1980      1,770        1,232       18,670        7,745         7,771        34,186
     1981        829        1,607       16,916        7,931         8,811        33,658
     1982        657        1,201       20,472       10,389        12,108        42,969
     1983      1,386        3,307       23,170       13,087        16,875        53,132
     1984      1,082            0       20,934       12,916        15,247        49,097
     1985      1,217        1,482       25,386       17,035        20,161        62,582
     1986        581       11,279       24,104       16,782        30,928        71,814
     1987      5,059       17,848       15,990       16,510        39,485        71,985
     1988      1,062            0       16,982       18,656        41,931        77,569
     1989      2,370            0       20,896       25,344        51,599        97,839
     1990      1,325        6,405       18,019       23,288        51,425        92,732
     1991      4,370        7,283       27,925       40,971        87,829       156,725
     1992          0       12,972       25,613       37,580        93,726       156,919
     1993        578        9,825       28,161       41,914       113,195       183,270
     1994          0       10,437       25,566       38,053       113,583       177,202
--------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------
                                  TECHNOLOGY FUND (9/7/48)
             -------DIVIDENDS-------    ---------CUMULATIVE VALUE OF SHARES ACQUIRED---------
                            ANNUAL
               ANNUAL       CAPITAL                                 REINVESTED
    YEAR       INCOME        GAIN                     REINVESTED     CAPITAL
    ENDED     DIVIDENDS    DIVIDENDS     INITIAL       INCOME          GAIN          TOTAL
    12/31     REINVESTED*  REINVESTED    INVESTMENT   DIVIDENDS*    DIVIDENDS        VALUE
    -----------------------------------------------------------------------------------------
     1948     $      0     $       0     $ 10,127     $       0     $        0     $   10,127
     1949          305           112       10,907           354            125         11,386
     1950          618           510       12,490         1,046            659         14,195
     1951          722           569       13,608         1,870          1,312         16,790
     1952          700           303       15,158         2,854          1,779         19,791
     1953          812           595       14,325         3,494          2,292         20,111
     1954          962         1,308       22,406         6,656          5,050         34,112
     1955        1,129         1,681       24,367         8,426          7,310         40,103
     1956        1,286         1,973       24,873         9,890          9,466         44,229
     1957        1,362         2,109       20,485         9,344          9,912         39,741
     1958        1,356         1,883       29,557        15,178         16,404         61,139
     1959        1,430         2,771       34,283        19,144         22,002         75,429
     1960        1,591         3,018       32,615        19,858         24,191         76,664
     1961        1,498         3,620       37,426        24,332         31,506         93,264
     1962        1,482         2,766       29,367        20,530         27,753         77,650
     1963        1,686         3,388       32,152        24,207         33,809         90,168
     1964        2,026         3,949       34,220        27,804         39,936        101,960
     1965        2,279         5,209       41,983        36,626         54,459        133,068
     1966        2,421         7,556       36,878        34,531         56,060        127,469
     1967        2,347        16,506       43,123        42,726         83,106        168,955
     1968        2,661        29,453       38,354        40,541        104,411        183,306
     1969        4,067        15,134       30,970        36,388         98,699        166,057
     1970        4,576         2,306       29,156        39,278         95,450        163,884
     1971        4,307         7,228       31,519        46,839        111,044        189,402
     1972        3,573         9,256       32,320        51,550        123,411        207,281
     1973        4,092             0       26,202        45,665        100,050        171,917
     1974        5,036             0       19,704        38,853         75,239        133,796
     1975        5,503             0       26,160        57,435         99,889        183,484
     1976        5,671             0       31,983        76,277        122,122        230,382
     1977        6,134         3,081       30,127        78,198        118,387        226,712
     1978        8,346         6,127       34,852        99,253        143,347        277,452
     1979        8,825        14,677       42,911       132,292        192,861        368,064
     1980       11,331        22,789       59,831       198,060        293,649        551,540
     1981       12,949        29,973       46,878       166,926        259,055        472,859
     1982       15,945        18,664       53,122       207,300        312,576        572,998
     1983       22,078        88,219       53,165       228,712        402,902        684,779
     1984       18,122        67,505       44,050       206,394        401,017        651,461
     1985       11,304        43,186       51,561       253,748        516,719        822,028
     1986       11,483       185,857       46,920       240,583        653,079        940,582
     1987       28,099       200,645       38,481       222,331        744,271      1,005,083
     1988       25,656        56,631       36,414       236,256        763,523      1,036,193
     1989       35,011        36,281       42,828       314,484        935,927      1,293,237
     1990       25,588        29,491       41,138       327,604        930,196      1,298,939
     1991       18,709       328,427       47,131       395,051      1,432,891      1,875,073
     1992            0       216,548       41,055       344,122      1,467,648      1,852,825
     1993            0       127,584       42,953       360,038      1,666,453      2,069,449
     1994            0       304,928       41,308       346,245      1,916,846      2,304,399
    -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           TOTAL RETURN FUND (3/2/64)

             -------DIVIDENDS-------    ------CUMULATIVE VALUE OF SHARES ACQUIRED---------
                            ANNUAL
               ANNUAL      CAPITAL                                 REINVESTED
    YEAR       INCOME        GAIN                    REINVESTED     CAPITAL
    ENDED     DIVIDENDS    DIVIDENDS    INITIAL       INCOME         GAIN          TOTAL
    12/31     REINVESTED*  REINVESTED   INVESTMENT   DIVIDENDS*    DIVIDENDS       VALUE

    --------------------------------------------------------------------------------------
     1964     $    286     $     36     $  9,775     $     280     $      35     $  10,090
     1965          485           75       10,249           788           113        11,150
     1966          498          133        9,337         1,195           238        10,770
     1967          528          533       10,367         1,854           821        13,042
     1968          576          934       11,552         2,685         1,869        16,106
     1969          705          186        9,608         2,880         1,734        14,222
     1970          787           91        9,977         3,851         1,899        15,727
     1971          798          308       10,806         4,991         2,382        18,179
     1972          913          475       11,102         6,040         2,937        20,079
     1973        1,095            0        9,502         6,202         2,514        18,218
     1974        1,164            0        7,370         5,841         1,950        15,161
     1975        1,251            0        9,324         8,721         2,467        20,512
     1976        1,412            0       11,920        12,712         3,153        27,785
     1977        1,580          689       11,517        13,873         3,777        29,167
     1978        1,997        2,026       11,173        15,386         5,733        32,292
     1979        2,493        3,239       12,547        19,958         9,982        42,487
     1980        3,872        2,955       15,545        29,058        15,524        60,127
     1981        2,893        2,272       14,278        29,458        16,532        60,268
     1982        4,254        2,803       15,771        37,194        21,076        74,041
     1983        8,825        3,719       16,256        47,149        25,542        88,947
     1984        4,093        1,005       15,142        48,081        24,798        87,961
     1985        5,472        2,977       17,891        62,603        32,510       113,004
     1986        6,471       12,816       18,069        69,383        45,459       132,911
     1987        5,213        3,478       16,564        67,975        45,219       129,758
     1988        7,763            0       16,991        77,756        46,384       141,131
     1989        7,619            0       19,432        96,645        53,047       169,124
     1990       10,289            0       19,029       105,091        51,947       176,067
     1991        8,001        6,055       24,999       146,974        74,795       246,768
     1992        6,616        9,754       23,957       147,512        81,449       252,918
     1993       10,120       22,863       23,578       155,228       103,420       282,226
     1994        6,437            0       20,901       143,755        91,675       256,331

--------------------------------------------------------------------------------

* Includes short-term capital gain dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

BLUE CHIP FUND

                                                                                Lipper Mutual Fund
                                                                                   Performance
                                                                                     Analysis
                                                                                ------------------
                                                                                 Growth & Income
                                                                                      Funds
                                                                                ------------------
Five Year (Period ended 12/31/94).............................................      120 of 182
One Year (Period ended 12/31/94)..............................................      310 of 347

The Lipper Growth & Income Funds category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

GROWTH FUND

                                                                                Lipper Mutual Fund
                                                                                   Performance
                                                                                     Analysis
                                                                                ------------------
                                                                                   Growth Funds
                                                                                ------------------
Fifteen Years (Period ended 12/31/94).........................................       39 of 96
Ten Years (Period ended 12/31/94).............................................       43 of 132
Five Years (Period ended 12/31/94)............................................       51 of 226
One Year (Period ended 12/31/94)..............................................      389 of 481

The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

SMALL CAP FUND

                                                                                Lipper Mutual Fund
                                                                                   Performance
                                                                                     Analysis
                                                                                ------------------
                                                                                Small Cap Company
                                                                                   Growth Funds
                                                                                ------------------
Fifteen Years (Period ended 12/31/94).........................................        3 of  9
Ten Years (Period ended 12/31/94).............................................        9 of 18
Five Years (Period ended 12/31/94)............................................       12 of 34
One Year (Period ended 12/31/94)..............................................       44 of 75

The Lipper Mid Cap Company Growth Fund category includes funds which by prospectus or portfolio practice limit their investments to companies on the basis of the size of the company.

TECHNOLOGY FUND

                                                                                Lipper Mutual Fund
                                                                                   Performance
                                                                                     Analysis
                                                                                ------------------
                                                                                    Science &
                                                                                 Technology Funds
                                                                                ------------------
Fifteen Years (Period ended 12/31/94).........................................        2 of 4
Ten Years (Period ended 12/31/94).............................................        6 of 10
Five Years (Period ended 12/31/94)............................................        9 of 15
One Year (Period ended 12/31/94)..............................................       12 of 26

The Lipper Science & Technology Funds category includes funds which invest 65% of their equity portfolio in science and technology stocks.

TOTAL RETURN FUND

                                                                                Lipper Mutual Fund
                                                                                   Performance
                                                                                     Analysis
                                                                                ------------------
                                                                                  Balanced Funds
                                                                                ------------------
Fifteen Years (Period ended 12/31/94).........................................       13 of 24
Ten Years (Period ended 12/31/94).............................................       14 of 25
Five Years (Period ended 12/31/94)............................................       12 of 57
One Year (Period ended 12/31/94)..............................................      149 of 152

The Lipper Balanced Fund category includes funds whose primary objectives are to conserve principal by maintaining at all times a balanced portfolio of both stock and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with KFS, the investment manager, DVA, the sub-adviser, and KDI, the principal underwriter, are as follows (The number following each person's title is the number of investment companies managed by KFS and its affiliates for which he or she holds similar positions):

ALL FUNDS:

DAVID W. BELIN (6/20/28), Trustee (22), 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Harris Lamson McCormick, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee (22), 16410 Avila Boulevard, Tampa, Florida; Director, Management Consulting Services, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee (22), One Park Place, Milwaukee, Wisconsin; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee (22), 800 North Lindbergh Boulevard, St. Louis, Missouri; Senior Vice President and Chief Financial Officer, Monsanto Company (chemical products); prior thereto, Vice President, FMC Corporation (manufacturer of machinery and chemicals); prior thereto, Director, Executive Vice President and Chief Financial Officer, Staley Continental, Inc. (food products).

DONALD R. JONES (1/17/30), Trustee (22), 1303 East Algonquin Road, Schaumburg, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

DAVID B. MATHIS (4/13/38), Trustee* (33), Kemper Center, Long Grove, Illinois; Chairman, Chief Executive Officer and Director, Kemper Corporation; Director, KFS, Kemper Financial Companies, Inc., and IMC Global Inc.; Chairman of the Board, Lumbermens Mutual Casualty Company.

SHIRLEY D. PETERSON (9/3/41), Trustee (22), 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; prior thereto, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice.

WILLIAM P. SOMMERS (7/22/33), Trustee (22), 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider), prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (33), 120 South LaSalle Street, Chicago, Illinois; President, Chief Operating Officer and Director, Kemper Corporation; Chairman, Chief Executive Officer, Chief Investment Officer and Director, KFS; Director, KDI, Kemper Financial Companies, Inc., DVA, Gillett Holdings Inc. and LTV Corporation.


JOHN E. PETERS (11/4/47), Vice President* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Executive Vice President, Kemper Financial Services, Inc.; President and Director, KDI; Director, DVA.



CHARLES F. CUSTER (8/19/28), Vice President and Assistant Secretary* (33), 222 North LaSalle Street, Chicago, Illinois; Partner, Vedder, Price, Kaufman & Kammholz (attorneys), Legal Counsel to the Fund.



JEROME L. DUFFY (6/29/36), Treasurer* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (33), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, KFS.



ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (25), 120 South LaSalle Street, Chicago, Illinois; Vice President, KFS; Vice President and Director of State Registrations, KDI.


BLUE CHIP FUND:


TRACY McCORMICK CHESTER (9/27/54), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS; formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.


SMALL CAP FUND:

KAREN A. HUSSEY (6/18/59), Vice President* (2), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS; formerly, Portfolio Manager, The Northern Trust Company.

TECHNOLOGY FUND:


RICHARD A. GOERS (6/20/44), Vice President* (1), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.



FRANK D. KORTH (7/11/45), Vice President* (1), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.; formerly, President, Value Line Fund.


TOTAL RETURN FUND:


GARY A. LANGBAUM (12/16/48), Vice President* (2), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President, KFS.


VALUE+GROWTH FUND:


DANIEL J. BUKOWSKI (5/6/63), Vice President* (2), 120 South LaSalle Street, Chicago, Illinois, Senior Vice President and Director of Quantitative Research, KFS.



TRACY McCORMICK CHESTER (9/27/54), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS; formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.


DAVID N. DREMAN (5/6/36), Vice President* (2), 10 Exchange Place, Suite 2050, Jersey City, New Jersey, Chairman and Director, DVA.


JOHN E. NEAL (3/9/50), Vice President* (4), 120 South LaSalle Street, Chicago, Illinois; President, Chief Operating Officer and Director, KFS; Director, DVA, KDI and several other Kemper Corporation subsidiaries; prior thereto, Senior Vice President, Kemper Real Estate Management Company.


* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds, except that Mr. Custer's law firm receives fees from the Funds as counsel to the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1994 fiscal year except that the information in the last column is for calendar year 1994.

                                                                                            PENSION OR        TOTAL COMPENSATION
                                 AGGREGATE COMPENSATION FROM FUND                       RETIREMENT BENEFITS      FROM FUND AND
                      ------------------------------------------------------   VALUE+   ACCRUED AS PART OF    KEMPER FUND COMPLEX
   NAME OF TRUSTEE    BLUE CHIP   GROWTH   SMALL CAP    TECH    TOTAL RETURN   GROWTH      FUND EXPENSES      PAID TO TRUSTEES**
--------------------- ---------   ------   ---------   ------   ------------   ------   -------------------   -------------------
David W. Belin*......  $ 1,800    $5,800    $ 3,400    $3,900      $6,000        $0             $ 0                $ 112,200
Lewis A. Burnham.....  $ 1,700    $5,000    $ 2,700    $3,000      $4,900        $0             $ 0                $  90,100
Donald L. Dunaway*...  $ 2,000    $6,100    $ 3,500    $3,900      $6,200        $0             $ 0                $ 115,400
Robert B. Hoffman....  $ 1,700    $4,800    $ 2,600    $2,900      $4,800        $0             $ 0                $  87,400
Donald R. Jones......  $ 1,800    $5,200    $ 2,900    $3,100      $5,100        $0             $ 0                $  94,300
Shirley D.
  Peterson***........  $     0    $    0    $     0    $    0      $    0        $0             $ 0                $       0
William P. Sommers...  $ 1,600    $4,700    $ 2,600    $2,800      $4,600        $0             $ 0                $  84,100

---------------
  * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund -- Money Market Portfolio. Total deferred amounts and interest accrued through December 31, 1994 are $7,500, $42,100, $27,000, $39,400 and $50,600 for Mr.
    Belin and $8,400, $33,800, $19,900, $28,800 and $41,200 for Mr. Dunaway from the Blue Chip, Growth, Small Cap, Tech and Total Return Funds, respectively.

 ** Includes compensation for service as a trustee on twenty-four fund boards
    (including two funds no longer in existence). Also includes amounts for new funds estimated as if they had existed at the beginning of the year, except that no amounts are included for Value+Growth Fund since no fee schedule has been established for that Fund.

*** No amounts are included for Ms. Peterson because she was elected a trustee on June 15, 1995.

As of September 22, 1995, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the chart below and KFS owned all the shares of Value+Growth Fund.

                          NAME AND ADDRESS                             % OWNED             FUND            CLASS
--------------------------------------------------------------------   -------         -------------       -----
Harriet Rust Brown, Trustee.........................................     5.67%         Total Return          C
645 Constitution Avenue, N.E.
Washington, D.C.
Alex. Brown & Sons Incorporated.....................................     5.30%         Total Return          C
P.O. Box 1346
Baltimore, MD
Grinnell Screw Products Inc. .......................................    10.04%         Technology            C
401(k) Accounts
22955 Industrial Drive
St. Clair, MI
Tube Methods, JP Products...........................................     5.43%         Technology            C
401(k) Accounts
P.O. Box 460
Bridgeport, PA
Farmers Supply Sales Inc. ..........................................     5.37%         Technology            C
401(k) Accounts                                                         15.02%         Blue Chip             C
P.O. Box 1205
Kalona, IA
Sunrest Health Facilities Inc. .....................................    18.41%         Blue Chip             C
401(k) Accounts
70 North Country Road
Port Jefferson, NY

SHAREHOLDER RIGHTS

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by KFS remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Kemper Value+Growth Fund

We have audited the accompanying statement of net assets of Kemper Value Plus Growth Fund (doing business as Kemper Value+Growth Fund) as of September 20, 1995. This statement of net assets is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Kemper Value+Growth Fund at September 20, 1995 in conformity with generally accepted accounting principles.

Chicago, Illinois
September 20, 1995

KEMPER VALUE+GROWTH FUND
STATEMENT OF NET ASSETS--SEPTEMBER 20, 1995

ASSETS
Cash..................................................................................   $100,000
                                                                                         ========
NET ASSETS
Net assets, applicable to shares of beneficial interest (unlimited number of shares authorized, no par value) outstanding as follows:
  Class A--3,508.772
  Class B--3,508.772
  Class C--3,508.772..................................................................   $100,000
                                                                                         ========
THE PRICING OF SHARES
Net asset value and redemption price per share
  Class A.............................................................................   $   9.50
  Class B*............................................................................   $   9.50
  Class C.............................................................................   $   9.50
Maximum offering price per share
  Class A (net asset value, plus 6.10% of net asset value or 5.75% of offering
     price)...........................................................................   $  10.08
  Class B (net asset value)...........................................................   $   9.50
  Class C (net asset value)...........................................................   $   9.50

---------------
* Subject to contingent deferred sales charge.

NOTES:

Kemper Value Plus Growth Fund doing business as Kemper Value+Growth Fund (the "Trust"), was organized as a business trust under the laws of The Commonwealth of Massachusetts on June 12, 1995; All Class A, Class B and Class C shares of beneficial interest of the Trust were issued to Kemper Financial Services, Inc. ("KFS"), the investment manager for such series, on September 20, 1995. The Trust may establish multiple series; currently one series has been established.

The costs of organization of the Fund will be paid by KFS.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.